UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 31, 2010
Forest City Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square
Suite 1100, Cleveland, Ohio	44113

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-621-6060
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01 — Regulation FD Disclosure.
On April 1, 2010, Forest City Enterprises, Inc. (the “Company”), will hold its 2009 fourth quarter and year-to-date conference call. The conference call will include a discussion of a bar chart that compares the Company’s recourse debt at January 31, 2009 to March 9, 2010. A copy of that bar chart is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the bar chart will also be made available through the Investor Relations link at the Company’s website, http://www.forestcity.net.
The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Exhibits.
(d)	Exhibits
The following exhibits are furnished herewith.

Exhibit
Number		Description

99.1	-	Comparison Bar Chart

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.
By:	/s/ CHARLES A. RATNER
	Name:	Charles A. Ratner
	Title:	President and Chief Executive Officer

Date: March 31, 2010

EXHIBIT INDEX

Exhibit
Number		Description

99.1	-	Comparison Bar Chart